UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 16, 2025

Crescent Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-41132	87-1133610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200,
Houston, Texas 77002
(address of principal executive offices) (zip code)
(713) 332-7001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
As previously reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by Crescent Energy Company (the “Company”) on January 31, 2025, as amended on a Form 8-K/A filed with the SEC on April 11, 2025, the Company consummated the acquisition contemplated by the Membership Interest Purchase Agreement, dated as of December 3, 2024, by and among the Company, Crescent Energy Finance LLC, Ridgemar Energy Operating, LLC and Ridgemar (Eagle Ford) LLC (such acquisition, the “Ridgemar Acquisition”).
This Current Report on Form 8-K provides the pro forma statements of operations of the Company, as described in Item 9.01 below and which are incorporated into this Item 2.02 by reference, giving effect to the Ridgemar Acquisition and the previously reported acquisition of SilverBow Resources, Inc., a Delaware corporation (the “SilverBow Acquisition”), in a Current Report on Form 8-K filed on August 2, 2024 and Form 8-K/A filed on August 13, 2024, as if they had been consummated on January 1, 2024. This Current Report on Form 8-K should be read in connection with the Company’s January 31, 2025 and April 11, 2025 filings referenced above with respect to the Ridgemar Acquisition and in connection with the Company’s August 2, 2024 and August 13, 2024 filings referenced above with respect to the SilverBow Acquisition.
In addition, to the extent required, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.
The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
Item 7.01.    Regulation FD Disclosure.
The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.
The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 8.01.    Other Events.
This Current Report on Form 8-K provides certain unaudited pro forma condensed combined financial information of the Company, as described in Item 9.01 below, which are incorporated into this Item 8.01 by reference.
Item 9.01    Financial Statements and Exhibits.
(b)Pro Forma Financial Information
The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Ridgemar Acquisition and the SilverBow Acquisition, attached as Exhibit 99.1 hereto:
•Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2024 and for the six months ended June 30, 2025; and
•Notes to the Unaudited Pro Forma Condensed Combined Statements of Operations.

(d)Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2024 and for the six months ended June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY
Date: September 16, 2025

	By:	/s/ Bo Shi
	Name:	Bo Shi
	Title:	General Counsel
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